Commitments and Contingencies - Minimum Future Payments under Leases (Detail) $ in Thousands	Dec. 31, 2015 USD ($)
Leases [Abstract]
2016	$ 1,994
2017	2,021
2018	2,060
2019	1,560
2020	1,560
Thereafter	1,560
Operating Leases, Future Minimum Payments Due, Total	$ 10,755